UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 17, 2015
Date of Report (Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2015, Atlantic Capital Bank, N.A. (the “Bank”), the wholly-owned banking subsidiary of Atlantic Capital Bancshares, Inc. (“ACB”), entered into a Purchase and Assumption Agreement with First Freedom Bank, a Tennessee bank (“First Freedom”), pursuant to which First Freedom has agreed to purchase, and the Bank has agreed to sell, approximately $116 million in customer deposits and approximately $31 million in loans and other assets, including three branch offices of the Bank’s Tennessee banking operation.

The branch offices to be acquired by First Freedom are located at the following addresses:

•	614 West Main Street, Algood, Putnam County, Tennessee 38506;

•	376 West Jackson Street, Cookeville, Putnam County, Tennessee 38501; and

•	307 East Hull Avenue, Gainesboro, Jackson County, Tennessee 38562.

Additionally, the Bank entered into a separate Purchase and Assumption Agreement with Athens Federal Community Bank, N.A., a national bank (“Athens Federal”), pursuant to which Athens Federal has agreed to purchase, and the Bank has agreed to sell, approximately $104 million in customer deposits and approximately $15 million in loans and other assets, including four branch offices of the Bank’s Tennessee banking operation.

The branch offices to be acquired by Athens Federal are located at the following addresses:

•	835 South Congress Parkway, Athens, McMinn County, Tennessee 37303;

•	705 East Broadway, Lenoir City, Loudon County, Tennessee 37771;

•	215 Warren Street, Madisonville, Monroe County, Tennessee 37354; and

•	761 New Highway 68, Sweetwater, Monroe County, Tennessee 37874.

The transactions are subject to customary regulatory approvals and the satisfaction of other customary closing conditions and are expected to close during the spring of 2016.

The foregoing summaries of the Purchase and Assumption Agreements are not complete and are qualified in their entirety by reference to the complete text of the agreements, which will be filed as exhibits to ACB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Item 8.01 Other Events.

On December 17, 2015, ACB issued a press release announcing the execution of the Purchase and Assumption Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued on December 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.
Dated:    December 17, 2015

By:	/s/ Patrick T. Oakes
Name:	Patrick T. Oakes
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued on December 17, 2015